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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreements

        On September 1, 2004, Beazer Homes USA, Inc. (the "Company") entered into amended and restated employment agreements (the "Employment Agreements") with the following executives: Ian J. McCarthy, President and Chief Executive Officer; Michael H. Furlow, Executive Vice President and Chief Operating Officer; James O'Leary, Executive Vice President and Chief Financial Officer; Lowell Ball, Senior Vice President, General Counsel; Michael T. Rand, Senior Vice President, Chief Accounting Officer; and John Skelton, Senior Vice President, Forward Planning (the "Executives"). The Employment Agreements are attached hereto as exhibits 10.01 - 10.06.

        The Employment Agreements set forth the basic terms of employment for each Executive, including base salary, bonus and benefits, including benefits to which each Executive is entitled if his employment is terminated for various reasons. The Employment Agreement between the Company and Mr. McCarthy is effective for a three year period. The Employment Agreements between the Company and Messrs. Furlow and O'Leary are each effective for a two year period. The Employment Agreements between the Company and Messrs. Ball, Rand and Skelton are each effective for a one year period. Each Employment Agreement will be extended for successive one year periods unless earlier terminated by the Company or the Executive or otherwise terminated in accordance with the respective Employment Agreement. In addition, each Employment Agreement contains certain non-competition and confidentiality provisions.

        Generally, if the Executive's employment is terminated by the Company for "cause" (as defined in the Employment Agreements) or as a result of the Executive's death or disability, the Executive will be entitled to receive an amount equal to his base salary through the effective date of termination, and all other amounts to which the Executive may be entitled under his Employment Agreement to the effective date of termination, including bonus amounts (for the termination reasons described, other than for "cause"), which will be prorated to the date of termination.

        In the event an Executive's employment is terminated by the Company other than for cause (or in the case of Mr. McCarthy, terminated by the executive for good reason), the Executive will be entitled to receive an amount equal to the sum of (1) Executive's annual base salary, and (2) the average annual bonus for the severance period, as defined in each Executive's Employment Agreement. Executives also continue to participate in the Company's benefit plans during the severance period (i) of three years from the date of termination for Mr. McCarthy (ii) of two years from the date of termination for Messrs. Furlow and O'Leary and (iii) of one year from the date of termination for Messrs. Ball, Rand and Skelton.

        The Employment Agreements provide for annual base salaries as follows:

Executive	Position	Annual Base Salary
Ian J. McCarthy	President and Chief Executive Officer	$900,000
Michael H. Furlow	Executive Vice President and Chief Operating Officer	650,000
James O'Leary	Executive Vice President and Chief Financial Officer	460,000
Lowell Ball	Senior Vice President, General Counsel	200,000
Michael T. Rand	Senior Vice President, Chief Accounting Officer	260,000
John Skelton	Senior Vice President, Forward Planning	215,000

Supplemental Employment Agreements

        On September 1, 2004, Beazer Homes USA, Inc. (the "Company") entered into supplemental employment agreements (the "Supplemental Employment Agreements") with the following executives: Ian J. McCarthy, President and Chief Executive Officer; Michael H. Furlow, Executive Vice President and Chief Operating Officer; James O'Leary, Executive Vice President and Chief Financial Officer; Lowell Ball, Senior Vice President, General Counsel; Michael T. Rand, Senior Vice President, Chief Accounting Officer; John Skelton, Senior Vice President, Forward Planning; and Jonathan P. Smoke, Senior Vice President, Chief Information Officer (the "Executives"). The Supplemental Employment Agreements are attached hereto as exhibits 10.07 - 10.13.

        The Supplemental Employment Agreements supersede the terms and provisions of each Executive's Employment Agreement in the event of a Change of Control (as defined in the Supplemental Employment Agreement). The Supplemental Employment Agreements automatically renew every year for a successive two-year period unless earlier terminated by the Company and the Executive or otherwise terminated in accordance with the respective terms of the Supplemental Employment Agreement.

        Pursuant to the Supplemental Employment Agreements, the Company will continue to employ the Executive for a period of two years from the date the Change of Control occurs (the "Effective Date"). During this two-year period, the Executive will be entitled to receive an amount approximating his most recent annual base salary ("Annual Base Salary"). In addition, the Executive shall be awarded an annual bonus at least equal to the arithmetic average of the Executive's bonuses for the last three years ("Annual Bonus").

        Subsequent to a Change of Control, if the Executive's employment is terminated by the Company for cause, the Executive will be entitled to receive an amount equal to the portion of his Annual Base Salary accrued through the effective date of termination and any compensation previously deferred and all other payments to which the Executive may be entitled under his Supplemental Employment Agreement.

        Subsequent to a Change of Control, if the Executive's employment is terminated by Beazer Homes as a result of the Executive's death or disability, or by the Executive for a reason other than a Good Reason (as defined in the Supplemental Employment Agreements), the Executive will be entitled to receive an amount equal to the portion of his Annual Base Salary and Annual Bonus accrued through the effective date of termination and any compensation previously deferred (the "Accrued Obligations") and all other amounts to which the Executive may be entitled under his Supplemental Employment Agreement.

        Subsequent to a Change of Control, if the Executive's employment is terminated by the Company for any reason other than for cause or as a result of the Executive's death or disability, or by the Executive for Good Reason, the Executive shall be entitled to receive an amount equal to the sum of (i) the Accrued Obligations; (ii) the product of (A) a multiple ranging from 1.5 to 3.0 and (B) the sum of his Annual Base Salary and Average Annual Bonus; and (iii) all other amounts to which the Executive may be entitled under his Supplemental Employment Agreement. In addition, the Company must provide the Executive and his family certain benefits for a period ranging from eighteen months to three years following the effective date of termination. The Supplemental Employment Agreements of Messrs. McCarthy, Furlow and O'Leary provide that a termination by the Executive for any reason during the 30 day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason.

        PricewaterhouseCoopers LLP, Consultants served as advisors to the Compensation Committee of the Company's Board of Directors in establishing the terms of the Employment Agreements and the Supplemental Employment Agreements. They have advised the Compensation Committee that the agreements are reasonable in terms of both comparability to competitive practice and advancement of shareholder interests.

Item 1.02 Termination of a Material Definitive Agreement.

        Each of the Employment Agreements discussed in Item 1.01 above supersedes an existing employment agreement between the Company and each of the Executives.

        The Supplemental Employment Agreements discussed in Item 1.01 above between the Company and Messrs. McCarthy, Furlow, O'Leary, Ball, Rand and Skelton supersede existing supplemental employment agreements between the Company and the Executives.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits

10.01	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and Ian J. McCarthy dated as of September 1, 2004
10.02	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and Michael H. Furlow dated as of September 1, 2004
10.03	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and James O'Leary dated as of September 1, 2004
10.04	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and Lowell Ball dated as of September 1, 2004
10.05	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and Michael T. Rand dated as of September 1, 2004
10.06	Amended and Restated Employment Agreement by and between Beazer Homes USA, Inc. and John Skelton dated as of September 1, 2004
10.07	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and Ian J. McCarthy dated as of September 1, 2004
10.08	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and James Michael H. Furlow dated as of September 1, 2004
10.09	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and James O'Leary dated as of September 1, 2004
10.10	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and Lowell Ball dated as of September 1, 2004
10.11	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and Michael T. Rand dated as of September 1, 2004
10.12	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and John Skelton dated as of September 1, 2004
10.13	Supplemental Employment Agreement by and between Beazer Homes USA, Inc. and Jonathan P. Smoke dated as of September 1, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: September 1, 2004	By:	/s/ JAMES O'LEARY James O'Leary Executive Vice President and Chief Financial Officer

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SIGNATURES